UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                               MARCH 7, 2005
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
  incorporation or                                        No.)
   organization)

               701 MOUNT LUCAS ROAD                       08540
              PRINCETON, NEW JERSEY                   (Zip Code)
       (Address of principal executive
                offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     On March 1, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Fund"), completed a private placement of 308,250.0000 newly-issued Class A Series 11 units (the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Unit. The private placement resulted in proceeds of $30,825,000.00. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Date:  March 7, 2005

                        GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                           (Registrant)

                        By:  Goldman Sachs Hedge Fund Strategies LLC
                             Managing Member

                             By:
                                 /s/ Tobin V. Levy
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                                 Tobin V. Levy
                                 Managing Director and Chief Financial Officer